UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 2, 2007

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

12377 Merit Drive
Suite 1700, LB 82
Dallas, Texas	75251
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (214) 368-2084

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On May 8, 2007, EXCO Resources, Inc., a Texas corporation (“EXCO”), filed a Form 8-K dated May 2, 2007 (the “Original Form 8-K”).   This Form 8-K/A – Amendment No. 1 amends and restates Item 9.01 of the Original Form 8-K in its entirety to provide the financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

The audited combined statements of revenues and direct operating expenses of the Anadarko MidCon Operations for the years ended December 31, 2006, 2005 and 2004 are included as Exhibit 99.2.  The unaudited combined statements of revenues and direct operating expenses of the Anadarko MidCon Operations for the three months ended March 31, 2007 and 2006 are included as Exhibit 99.3.

(b)   Unaudited Pro Forma Financial Information.

The unaudited pro forma financial information in respect of the acquisition of the Southern Gas Assets for the year ended December 31, 2006 and the three months ended March 31, 2007 are included as Exhibit 99.4.

(d)   Exhibits.

Exhibit Number	Description

4.1

Fifth Supplemental Indenture, dated as of May 2, 2007, by and among EXCO Resources, Inc., Southern G Holdings, LLC and Wilmington Trust Company, as trustee, previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

10.1

First Amendment Letter Agreement, dated as of April 13, 2007, by and among Anadarko Petroleum Corporation, Anadarko E&P Company LP, Howell Petroleum Corporation, Kerr-McGee Oil & Gas Onshore LP, EXCO Resources, Inc. and Southern G Holdings, LLC, previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

10.2

Second Amendment to Purchase and Sale Agreement, effective as of February 1, 2007, by and among Anadarko Petroleum Corporation, Anadarko E&P Company LP, Howell Petroleum Corporation, Kerr-McGee Oil & Gas Onshore LP, EXCO Resources, Inc. and Southern G Holdings, LLC, previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

10.3

Third Amendment to Purchase and Sale Agreement and Assignment of Partial Interest in the Purchase and Sale Agreement, effective as of February 1, 2007, by and among Anadarko Petroleum Corporation, Anadarko E&P Company LP, Howell Petroleum Corporation, Kerr-McGee Oil & Gas Onshore LP, EXCO Resources, Inc. and Southern G Holdings, LLC, previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

10.4

Membership Interest Purchase and Sale Agreement, dated May 8, 2007, by and among EXCO Resources, Inc., Southern G Holdings, LLC and Crimson Exploration Inc. and Crimson Exploration Operating, Inc., previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

10.5

Second Amended and Restated Credit Agreement, dated as of May 2, 2007, among EXCO, as Borrower, certain subsidiaries of Borrower, as Guarantors, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc., as Sole Bookrunner and Lead Arranger, previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

23.1	Consent of KPMG LLP.

99.1	Press Release, dated May 8, 2007, previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

99.2	Anadarko MidCon Operations Combined Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2006, 2005 and 2004.

99.3	Anadarko MidCon Operations Unaudited Combined Statements of Revenues and Operating expenses for the three months ended March 31, 2007 and 2006.

99.4	EXCO Resources, Inc. pro forma financial information and footnotes for the year ended December 31, 2006 and the three months ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: July 18, 2007	By:	/s/ J. Douglas Ramsey
J. Douglas Ramsey, Ph.D.
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1

Fifth Supplemental Indenture, dated as of May 2, 2007, by and among EXCO Resources, Inc., Southern G Holdings, LLC and Wilmington Trust Company, as trustee, previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

10.1

First Amendment Letter Agreement, dated as of April 13, 2007, by and among Anadarko Petroleum Corporation, Anadarko E&P Company LP, Howell Petroleum Corporation, Kerr-McGee Oil & Gas Onshore LP, EXCO Resources, Inc. and Southern G Holdings, LLC, previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

10.2

Second Amendment to Purchase and Sale Agreement, effective as of February 1, 2007, by and among Anadarko Petroleum Corporation, Anadarko E&P Company LP, Howell Petroleum Corporation, Kerr-McGee Oil & Gas Onshore LP, EXCO Resources, Inc. and Southern G Holdings, LLC, previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

10.3

Third Amendment to Purchase and Sale Agreement and Assignment of Partial Interest in the Purchase and Sale Agreement, effective as of February 1, 2007, by and among Anadarko Petroleum Corporation, Anadarko E&P Company LP, Howell Petroleum Corporation, Kerr-McGee Oil & Gas Onshore LP, EXCO Resources, Inc. and Southern G Holdings, LLC, previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

10.4

Membership Interest Purchase and Sale Agreement, dated May 8, 2007, by and among EXCO Resources, Inc., Southern G Holdings, LLC and Crimson Exploration Inc. and Crimson Exploration Operating, Inc., previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

10.5

Second Amended and Restated Credit Agreement, dated as of May 2, 2007, among EXCO, as Borrower, certain subsidiaries of Borrower, as Guarantors, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc., as Sole Bookrunner and Lead Arranger, previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

23.1	Consent of KPMG LLP.

99.1	Press Release, dated May 8, 2007, previously filed as an exhibit to the Original Form 8-K dated May 2, 2007 and filed on May 8, 2007 and incorporated by reference herein.

99.2	Anadarko MidCon Operations Combined Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2006, 2005 and 2004.

99.3	Anadarko MidCon Operations Unaudited Combined Statements of Revenues and Operating expenses for the three months ended March 31, 2007 and 2006.

99.4	EXCO Resources, Inc. pro forma financial information and footnotes for the year ended December 31, 2006 and the three months ended March 31, 2007.